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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-36595) of Post Properties, Inc. and Post Apartment Homes, L.P. of our reports dated March 20, 1998 appearing on Pages 32 and 50 of this Form 10-K, respectively.

Price Waterhouse LLP

Atlanta, Georgia

March 27, 1998